Exhibit 10.3

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2026, and shall be effective as of the Closing (defined below), by and among (i) BHAV Acquisition Corp, a Cayman Islands exempted company incorporated with limited liability (“SPAC”, referred to in the Original Letter Agreement as the “Company”), (ii) BHAV Partners LLC, a Delaware limited liability company (the “Sponsor”), (iii) Nemi Corp., a Texas corporation (“Pubco”), and (iv) the undersigned individuals, each of whom is a member of SPAC’s board of directors, management team and/or advisory board and is referred to as an “Insider” in the Original Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, SPAC, the Sponsor and the undersigned Insiders are parties to that certain Letter Agreement, dated as of March 18, 2026 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) vote all Shares owned by it, him or her in favor of any proposed Business Combination for which the SPAC seeks approval, (ii) waive their redemption rights with respect to any Shares that they may have in connection with the consummation of the proposed Business Combination, (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Placement Shares (although they will be entitled to liquidating distributions from the Trust Account with respect to any Offering Shares), and (iv) agree to certain transfer restrictions with respect to the Founder Shares and the Private Placement Units (and the underlying securities contained in such Private Placement Units);

WHEREAS, on the date hereof, the SPAC, Pubco, BNC Motors Pvt. Ltd, a private limited company incorporated under the (Indian) Companies Act, 2013, Merger Sub 1, a Cayman Islands exempted company incorporated with limited liability and a wholly-owned subsidiary of Pubco (“Merger Sub 1”), and Nemi LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Merger Sub 2”) entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) at the First Effective Time, Merger Sub 1 will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “First Surviving Entity”) (“Merger 1”) and, as a result of Merger 1, each issued and outstanding security of SPAC immediately prior to the First Effective Time (other than the SPAC Dissenting Shares and the SPAC Redeeming Shares) shall no longer be outstanding and shall automatically be cancelled and extinguished in exchange for the issuance to the holder thereof of substantially equivalent securities of Pubco; (b) at the Second Effective Time, the First Surviving Entity will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the Surviving Company and a wholly-owned subsidiary of Pubco (“Merger 2” and, together with Merger 1, the “Mergers”); and (c) as a result of the Mergers, Merger Sub 2 (as the Surviving Company) will become a wholly-owned subsidiary of Pubco and Pubco will become a publicly traded company, all in accordance with the terms and subject to the conditions of the Business Combination Agreement;

WHEREAS, the parties hereto, constituting all of the parties to the Original Letter Agreement, desire to amend the Original Letter Agreement (i) to add Pubco as a party to the Letter Agreement and (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Common Stock in exchange for the SPAC’s Ordinary Shares (including the Founder Shares) and Rights; and

WHEREAS, the Sponsor, Giri Devanur and the At-Risk Capital Investors will, on or prior to the Closing, enter into a lock-up agreement with Pubco and SPAC in the form attached as Exhibit A hereto (the “Lock-Up Agreement”) and, in connection therewith, the parties hereto desire that, from and after the Closing, the transfer restrictions set forth in the Original Letter Agreement cease to apply and the parties hereto instead being subject to the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Letter Agreement. Effective as of the Closing, the parties hereby agree to add Pubco as a party to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of SPAC under the Letter Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the “Company” or to SPAC under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto. Notwithstanding the foregoing or anything to the contrary in the Letter Agreement, effective as of the Closing, (x) paragraphs 1, 2, 3, 5 and 6 of the Original Letter Agreement (relating to voting, the Completion Window, redemption and liquidating distribution rights, the Sponsor’s indemnification obligations in the event of the liquidation of the Trust Account, and the forfeiture of Founder Shares) shall terminate and be of no further force or effect, and (y) Pubco shall not succeed to, or be entitled to enforce, any rights of SPAC under such paragraphs.

2. Amendments to the Letter Agreement. The parties hereto hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that the terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” “Founder Shares,” “Private Placement Units” and “Rights” (including the securities underlying the Private Placement Units), as used in the Letter Agreement shall include, without limitation, any and all SPAC Ordinary Shares and shares of Pubco Common Stock issued or issuable in respect of any such securities in connection with the transactions contemplated by the Business Combination Agreement, whether directly or through one or more intermediate conversions or exchanges. For the avoidance of doubt, the shares of Pubco Class B Common Stock issued in respect of the Devanur Sponsor Shares (as defined in the Business Combination Agreement) pursuant to Section 1.6(d) of the Business Combination Agreement, and any shares of Pubco Class A Common Stock issued upon conversion thereof, shall constitute Founder Shares for all purposes of the Letter Agreement and Restricted Securities (as defined in the Lock-Up Agreement) held by Giri Devanur for purposes of paragraphs 8 and 16 of the Letter Agreement, as amended hereby.

(c) Effective upon the Closing, paragraph 16 of the Original Letter Agreement is hereby deleted in its entirety and replaced with the following:

“16. This Letter Agreement shall terminate on the earlier of (i) the date on which all Restricted Securities (as defined in the Lock-Up Agreement) held by the Sponsor, Giri Devanur and the At-Risk Capital Investors have been released from the transfer restrictions set forth in the Lock-Up Agreement, whether upon expiration of the Lock-Up Period, upon the Early Release Event or otherwise, and (ii) the liquidation of the Company.”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation paragraph 14 thereof. This Amendment may be executed in one or more counterparts (including by electronic signature or by .pdf or other electronic transmission), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has executed this Amendment, or has caused this Amendment to be executed by its duly authorized officer or representative, as of the date first above written.

BHAV PARTNERS LLC

By:	/s/ Giri Devanur
	Name:	Giri Devanur
	Title:	Managing Member

BHAV ACQUISITION CORP.

By:	/s/ Giri Devanur
	Name:	Giri Devanur
	Title:	Chief Executive Officer and Director

[Signature Page to Amendment to Letter Agreement]

INSIDERS:

/s/ Giri Devanur
Giri Devanur

/s/ Chaitanya Kumar Setti
Chaitanya Kumar Setti

/s/ Balaji Swaminathan
Balaji Swaminathan

/s/ Piyush Sadana
Piyush Sadana

/s/ John Patrick O’Connell
John Patrick O’Connell

/s/ Rajan Singhal
Rajan Singhal

PUBCO:

NEMI CORP.

By:	/s/ Anirudh Ravi Narayanan
	Name:	Anirudh Ravi Narayanan
	Title:	Chief Executive Officer

[Signature Page to Amendment to Letter Agreement]

EXHIBIT A

FORM OF LOCK-UP AGREEMENT